SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2000

                               VECTREN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

        1-15467                                          35-2086905
(Commission File Number)                     (IRS Employer Identification No.)


                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 465-5300


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Item 5.   Other Events.

     Vectren Corporation is making available certain selected financial information of its subsidiary, Vectren Utility Holdings, Inc. ("VUHI"), which information is attached hereto as Exhibit 99 and is incorporated by reference herein, and which has been disclosed as part of a Rule 144A offering of $150,000,000 aggregate principal amount of VUHI's floating rate notes.


Item 7.   Financial Statements and Exhibits.

     (a)  Exhibits:

          The following exhibits are filed as a part of this report:

          Exhibit 99 Selected Financial Information.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      VECTREN CORPORATION
                                      (Registrant)



Dated: December 27, 2000              By: /s/ M. Susan Hardwick
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                                               M. Susan Hardwick
                                               Vice President and Controller